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                                  EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-00000) pertaining to the 1999 Employee Stock Option Plan of Enzo Biochem, Inc. of our report dated October 4, 2001 with respect to the consolidated financial statements and schedule of Enzo Biochem, Inc. included in its Annual Report (Form 10-K) for the fiscal year ended July 31, 2001 filed with the Securities and Exchange Commission.


                                                     Ernst & Young LLP

New York, New York
May 28, 2002




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